Profit per share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Profit per share
Profit per share

Computations of profit per share:

(Dollars in millions except per share data)	2013	2012	2011
Profit for the period (A) [1]	$3,789	$5,681	$4,928
Determination of shares (in millions):
Weighted average number of common shares outstanding (B)	645.2	652.6	645.0
Shares issuable on exercise of stock awards, net of shares assumed to be purchased out of proceeds at average market price	13.4	17.0	21.1
Average common shares outstanding for fully diluted computation (C) [2]	658.6	669.6	666.1
Profit per share of common stock:
Assuming no dilution (A/B)	$5.87	$8.71	$7.64
Assuming full dilution (A/C) [2]	$5.75	$8.48	$7.40
Shares outstanding as of December 31 (in millions)	637.8	655.0	647.5

[1]	Profit attributable to common stockholders.

[2]	Diluted by assumed exercise of stock-based compensation awards using the treasury stock method.

SARs and stock options to purchase 10,152,448, 6,066,777 and 2,902,533 common shares were outstanding in 2013, 2012 and 2011, respectively, but were not included in the computation of diluted earnings per share because the effect would have been antidilutive.

In February 2007, the Board of Directors authorized the repurchase of $7.5 billion of Caterpillar stock, and in December 2011, the authorization was extended through December 31, 2015. In April 2013, we entered into a definitive agreement with Citibank, N.A. to purchase shares of our common stock under an accelerated stock repurchase transaction (April ASR Agreement), which was completed in June 2013. In accordance with the terms of the April ASR Agreement, a total of 11.5 million shares of our common stock were repurchased at an aggregate cost to Caterpillar of $1.0 billion.

In July 2013, we entered into a definitive agreement with Société Générale to purchase shares of our common stock under an accelerated stock repurchase transaction (July ASR Agreement), which was completed in September 2013. In accordance with the terms of the July ASR Agreement, a total of 11.9 million shares of our common stock were repurchased at an aggregate cost to Caterpillar of $1.0 billion.

In January 2014, we completed the current $7.5 billion stock repurchase program as we entered into a definitive agreement with Citibank, N.A. to purchase shares of our common stock under an accelerated stock repurchase transaction (January ASR Agreement). Pursuant to the terms of the January ASR Agreement, we have agreed to repurchase approximately $1.7 billion of our common stock from Citibank, N.A., with an immediate delivery of approximately 17.7 million shares. The final number of shares to be repurchased and the aggregate cost to Caterpillar will be based on Caterpillar's volume-weighted average stock price during the term of the transaction, which is expected to be completed in March 2014.

In addition, in January 2014, the Board authorized the repurchase of $10 billion of Caterpillar stock, which will expire on December 31, 2018.